Convertible Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Convertible Debt
8.	Convertible Debt
The Company received $15 million in cash from the issuance of $15 million convertible promissory notes during the year ended December 31, 2019. Interest accrued at a rate of 8% per annum. The notes are automatically converted upon the closing of a subsequent Series A Preferred Stock financing into such preferred shares. The number of preferred shares issued to the note holders upon conversion equals the aggregate principal and accrued interest divided by the product of 85% and the price per share paid by the investors in the subsequent Series A Preferred Stock. The Company recorded a discount of $2.7 million to the notes and a derivative liability of $2.7 million at issuance representing the value of the conversion option.
In June 2019, the Company closed on the Series A Preferred Stock financing and the holders of the convertible promissory notes upon conversion received 22,877,257 shares of Series A Preferred Stock. The discount on the notes totaling $2.7 million was fully accreted on the conversion date and is included in interest expense on the consolidated statements of operations and comprehensive loss for the year ended December 31, 2019. The holders of the convertible promissory notes agreed to forgive all accrued interest totaling $0.2 million which was reported net against interest expense and such amount was not included in the calculation of the number of preferred shares issued on conversion.